BLACKROCK FUNDSSM

BlackRock U.S. Treasury Money Market Portfolio

(the “Fund”)

Supplement dated June 16, 2016 to the

Prospectuses, Summary Prospectuses, and Statement of Additional Information of the Fund, dated July 29, 2015

On June 13, 2016, the Board of Trustees of BlackRock FundsSM (the “Trust”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund.

Accordingly, effective 4:00 P.M. (Eastern time) on September 15, 2016, the Fund will no longer accept purchase orders from new investors. On or about September 29, 2016 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into an appropriate class of shares of another money market fund advised by BlackRock Advisors, LLC or its affiliates, at any time prior to the Liquidation Date. The Fund may not achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-UTMM-0616SUP